Exhibit 10.1(a)

As of October     , 2004

Congress Financial Corporation (Florida), as Agent

110 E. Broward Boulevard

Suite 2050

Fort Lauderdale, Florida 33301

Re: Consent and Waiver

Congress Financial Corporation (Florida), in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), and the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”) have entered or are about to enter into financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to Catalina Industries, Inc., Catalina Merchandising, Inc., Ring Lamp Company Limited, BMAC Limited, Lancer Products Limited, Grove Products (Caravan Accessories) Limited, Lighten Point Corporation Europe Limited, Arctic Products Limited, Van-Line Limited and Catalina International Limited (individually, each a “Borrower” and collectively, “Borrowers”) as set forth in the Loan Agreement, dated of even date herewith, by and among Agent, Lenders, Borrowers and certain affiliates of Borrowers (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, this letter agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

Borrowers have requested that Agent, Required Lenders and UK Term B Loan Lenders consent to (i) the amendment and restatement of the Holding Note for the purpose of consolidating the principal amount thereof with an additional sum of up to the US Dollar Equivalent of £2,500,000 to be advanced by International to Holding (the Holding Note as so amended and restated being hereafter referred to as the “Restated Holding Note”) and (ii) the termination by British Syphon Industries Limited (“Syphon”) of its lease of Real Property from Metalwood Products (Cardiff) Limited (“Metalwood”) with respect to the premises located at Atlas Works Thurston Street Cardiff (the “Lease”) and the payment by Syphon to Metalwood of certain amounts in cash and Real Property in connection with such termination arrangements, and Agent, Required Lenders and UK Term B Loan Lenders are willing to provide such consents and waiver, subject to the terms and conditions contained herein.

In consideration of the foregoing and the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders, UK Term B Loan Lenders, Borrowers and Guarantors agree as follows:

1. Consents. Agent, Required Lenders and UK Term B Loan Lenders hereby consent, subject to the terms and conditions set forth in this letter agreement to:

(a) the making by International of loans to Holdings, in a cumulative aggregate amount of up to £2,500,000 as evidenced by the Restated Holding Note; provided, that (i) each of the conditions set forth in Section 9.10(g) of the Loan Agreement shall have been satisfied with respect to such loan and the Restated Holding Note, in each case as determined by Agent (ii) on and after the date hereof, each reference in the Loan Agreement the other Financing Agreements to the “Holding Note” shall refer, and shall be deemed to refer to, the Restated Holding Note.

(b) the termination by Syphon of the Lease and in connection therewith the payment by Syphon to Metalwood of the sum of not more than £25,000 in the aggregate, together with the conveyance to Metalwood of all right, title and interest in the Real Property located at Atlas Works Thurston Street Cardiff; provided that in consideration therefore Syphon and its Affiliates shall receive a full release, in form and substance satisfactory to Agent from and against any and all liability arising out of, in connection with or related to the Lease.

2. Waiver of Event of Default. Subject to the satisfaction of each of the conditions precedent set forth herein, Lender hereby waives any Event of Default under Section 10.1(a)(v) of the Loan Agreement arising as a result of the failure of Borrowers and Guarantors to comply with the provisions of Section 9.19(a) of the Loan Agreement for the period ending September 30, 2004 (the “Existing Default”).

3. Effect of Waiver. Lender has not waived, is not by this letter agreement waiving, and has no intention of waiving any Event of Default which may have occurred on or prior to the date hereof, whether or not continuing on the date hereof, or which may occur after the date hereof (whether the same or similar to the Existing Default or otherwise), other than the Existing Default. The foregoing waiver shall not be construed as a bar to or a waiver of any other or further Event of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied, of any of the rights and remedies of Agent and Lenders arising under the terms of the Loan Agreement or any other Financing Agreements on any future occasion or otherwise.

4. Representations, Warranties and Covenants. Borrowers and Guarantors represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof, the truth and accuracy of, or compliance with each, together with the representations, warranties and covenants in the Loan Agreement and the other Financing Agreements, being a continuing condition of the making or providing of any Loans by Lenders to Borrowers:

(a) this letter agreement has been duly executed and delivered by Borrowers and Guarantors and the agreements and obligations of Borrowers and Guarantors contained herein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their respective terms; and

(b) after giving effect to the waiver of the Existing Default described in Section 2 hereof, no Default or Event of Default has occurred and is continuing, including without limitation any default in the payment of principal, interest or fees under the Financing Agreements.

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5. Conditions Precedent. The effectiveness of the consents set forth in Section 1 hereof and of the waiver set forth in Section 2 hereof is subject to the satisfaction of each of the following conditions precedent:

(a) Agent shall have received an original of this letter agreement, duly authorized, executed and delivered by each of the parties hereto; and

(b) after giving effect to the consents and waiver of the Existing Default contained herein, no Default or Event of Default shall exist or have occurred.

6. Servicing Fee. The reference in paragraph 3 of the Fee Letter to “US$1,700” is hereby deleted and “US$1,500” substituted therefore.

7. Effect of Letter Agreement. Except as expressly set forth herein, no other consent, amendments, changes or modifications to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof.

8. Successors and Assigns. This letter agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

9. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

10. Counterparts. This letter agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this letter agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this letter agreement.

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This letter agreement shall be binding upon each Borrower and Guarantor and their respective successors and assigns and shall inure to the benefit of Agent and Lenders and their respective successors and assigns. The parties hereto have caused this letter agreement to be duly authorized, executed and delivered by their respective authorized officers as of the date first written above.

Very truly yours,

CATALINA INDUSTRIES, INC.

By:	/s/ Robert Varakian
Title:	CEO

CATALINA MERCHANDISING, INC.

By:	/s/ Robert Varakian
Title:	CEO

RING LAMP COMPANY LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

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BMAC LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

LANCER PRODUCTS LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

GROVE PRODUCTS (CARAVAN ACCESSORIES) LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

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LIGHTEN POINT CORPORATION EUROPE LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

CATALINA INTERNATIONAL LIMITED

By:	/s/ Robert Varakian
Title:	CEO

By:	/s/ Stephen Marble
Title:	Director

ARCTIC PRODUCTS LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

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VAN-LINE LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

GUARANTORS

CATALINA LIGHTING, INC.

By:	/s/ Robert Varakian
Title:	CEO

MERIDIAN LAMPS, INC.

By:	/s/ Gary Rodney
Title:	CFO

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BRITISH SYPHON INDUSTRIES LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

GRAYSTONE RING LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

RING GROUP LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

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RING PARTS LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

MARSHALL’S UNIVERSAL LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

HOVEKEY LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

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NEWTON MILL LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

RING LIMITED

By:	/s/ John Hall
Title:	Director

By:	/s/ Anthony Welham
Title:	Director

AGREED AND ACCEPTED:

AGENT

CONGRESS FINANCIAL CORPORATION (FLORIDA), as Agent

By:	/s/ Josephine Norris
Title:	SVP

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LENDERS

CONGRESS FINANCIAL CORPORATION (FLORIDA)

By:	/s/ Josephine Norris
Title:	SVP

BURDALE FINANCIAL LIMITED

By:	/s/ Ian Conway
Title:	VICE PRESIDENT

SABERASU JAPAN INVESTMENTS II B.V.

By:	/s/ B.S. Hummel
Title:	Man. Director

By:	/s/ J.J. Zueerts
Title:	M.D.